                                                                    EXHIBIT 4.01




                        UNITED DOMINION INDUSTRIES, INC.

                                     ISSUER

                                       AND

                       UNITED DOMINION INDUSTRIES LIMITED

                         UNITED DOMINION HOLDINGS, INC.

                                   GUARANTORS

                                       TO

                            FIRST UNION NATIONAL BANK
                                     TRUSTEE

                                    INDENTURE

                         DATED AS OF JANUARY ____, 2000



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                                TABLE OF CONTENTS


ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..................................1
   Section 101.   Definitions........................................................................1
   Section 102.   Compliance Certificates and Opinions...............................................9
   Section 103.   Form of Documents Delivered to Trustee............................................10
   Section 104.   Acts of Holders; Record Dates.....................................................10
   Section 105.   Notices, Etc., to Trustee, Issuer and Guarantors..................................12
   Section 106.   Notice to Holders; Waiver.........................................................13
   Section 107.   Conflict with Trust Indenture Act.................................................13
   Section 108.   Effect of Headings and Table of Contents..........................................13
   Section 109.   Successors and Assigns............................................................13
   Section 110.   Separability Clause...............................................................13
   Section 111.   Benefits of Indenture.............................................................14
   Section 112.   Governing Law.....................................................................14
   Section 113.   Legal Holidays....................................................................14
   Section 114.   Appointment of Agent for Service..................................................14
ARTICLE TWO SECURITY FORMS..........................................................................15
   Section 201.   Forms Generally...................................................................15
   Section 202.   Forms of Guarantees...............................................................16
   Section 203.   Form of Face of Guaranteed Security...............................................16
   Section 204.   Form of Reverse of Guaranteed Security............................................18
   Section 205.   Additional Provisions Required in Global Security.................................24
   Section 206.   Form of Trustee's Certificate of Authentication...................................24
ARTICLE THREE THE GUARANTEED SECURITIES.............................................................24
   Section 301.   Amount Unlimited; Issuable in Series..............................................24
   Section 302.   Denominations.....................................................................28
   Section 303.   Execution, Authentication, Delivery and Dating....................................29
   Section 304.   Temporary Securities..............................................................30
   Section 305.   Registration, Registration of Transfer and Exchange...............................31
   Section 306.   Mutilated, Destroyed, Lost and Stolen Guaranteed Securities.......................33
   Section 307.   Payment of Interest; Interest Rights Preserved; Optional Interest Rate............34
   Section 308.   Optional Extension of Maturity....................................................36
   Section 309.   Persons Deemed Owners.............................................................37
   Section 310.   Cancellation......................................................................37
   Section 311.   Computation of Interest...........................................................38
   Section 312.   CUSIP Numbers.....................................................................38
ARTICLE FOUR SATISFACTION AND DISCHARGE.............................................................38
   Section 401.   Satisfaction and Discharge of Indenture...........................................38
   Section 402.   Application of Trust Money; Indemnification.......................................39
ARTICLE FIVE REMEDIES...............................................................................40
   Section 501.   Events of Default.................................................................40
   Section 502.   Acceleration of Maturity; Rescission and Annulment................................42
   Section 503.   Collection of Indebtedness and Suits for Enforcement by Trustee...................43
   Section 504.   Trustee May File Proofs of Claim..................................................44

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
   Section 505.   Trustee May Enforce Claims Without Possession of Guaranteed Securities............45
   Section 506.   Application of Money Collected....................................................45
   Section 507.   Limitation on Suits...............................................................45
   Section 508.   Unconditional Right of Holders to Receive Principal, Premium and Interest.........46
   Section 509.   Restoration of Rights and Remedies................................................46
   Section 510.   Rights and Remedies Cumulative....................................................46
   Section 511.   Delay or Omission Not Waiver......................................................46
   Section 512.   Control by Holders................................................................47
   Section 513.   Waiver of Past Defaults...........................................................47
   Section 514.   Undertaking for Costs.............................................................48
   Section 515.   Waiver Stay or Extension Laws.....................................................48
ARTICLE SIX THE TRUSTEE.............................................................................48
   Section 601.   Certain Duties and Responsibilities...............................................48
   Section 602.   Notice of Defaults................................................................50
   Section 603.   Certain Rights of Trustee.........................................................50
   Section 604.   Not Responsible for Recitals or Issuance of Guaranteed Securities.................51
   Section 605.   May Hold Guaranteed Securities....................................................51
   Section 606.   Money Held in Trust...............................................................51
   Section 607.   Compensation and Reimbursement....................................................51
   Section 608.   Disqualification; Conflicting Interests...........................................52
   Section 609.   Corporate Trustee Required; Eligibility...........................................52
   Section 610.   Resignation and Removal; Appointment of Successor.................................53
   Section 611.   Acceptance of Appointment by Successor............................................54
   Section 612.   Merger, Conversion, Consolidation or Succession to Business.......................55
   Section 613.   Preferential Collection of Claims Against the Issuer or the Guarantors............55
   Section 614.   Appointment of Authenticating Agent...............................................55
ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER......................................57
   Section 701.   Issuer to Furnish Trustee Names and Addresses of Holders..........................57
   Section 702.   Preservation of Information; Communications to Holders............................57
   Section 703.   Reports by Trustee................................................................59
   Section 704.   Reports by Issuer and Guarantors..................................................59
ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..................................60
   Section 801.   Issuer and Guarantors May Consolidate, Etc., Only on Certain Terms................60
   Section 802.   Successor Substituted.............................................................61
ARTICLE NINE SUPPLEMENTAL INDENTURES................................................................61
   Section 901.   Supplemental Indentures Without Consent of Holders................................61
   Section 902.   Supplemental Indentures with Consent of Holders...................................63
   Section 903.   Execution of Supplemental Indentures..............................................65
   Section 904.   Effect of Supplemental Indentures.................................................65
   Section 905.   Conformity with Trust Indenture Act...............................................65
   Section 906.   Reference in Guaranteed Securities to Supplemental Indentures.....................65
ARTICLE TEN COVENANTS...............................................................................65
   Section 1001.     Payment of Principal, Premium and Interest.....................................65
   Section 1002.     Maintenance of Office or Agency................................................65
   Section 1003.     Money for Guaranteed Securities Payments to Be Held in Trust...................66

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
   Section 1004.     Statement by Officers as to Default............................................67
   Section 1005.     Existence......................................................................67
   Section 1006.     Maintenance of Properties......................................................68
   Section 1007.     Payment of Taxes and Other Claims..............................................68
   Section 1008.     Limitations on Liens...........................................................68
   Section 1009.     Limitation on Indebtedness of Restricted Subsidiaries..........................70
   Section 1010.     Limitations on Sale and Lease-Back.............................................70
   Section 1011.     Waiver of Certain Covenants....................................................71
   Section 1012.     Applicability of Covenants.....................................................71
   Section 1013.     Tax Information................................................................72
   Section 1014.     Ownership of Issuer............................................................72
ARTICLE ELEVEN REDEMPTION OF GUARANTEED SECURITIES..................................................72
   Section 1101.     Applicability of Article.......................................................72
   Section 1102.     Election to Redeem; Notice to Trustee..........................................72
   Section 1103.     Selection by Trustee of Guaranteed Securities to Be Redeemed...................72
   Section 1104.     Notice of Redemption...........................................................73
   Section 1105.     Deposit of Redemption Price....................................................74
   Section 1106.     Guaranteed Securities Payable on Redemption Date...............................74
   Section 1107.     Guaranteed Securities Redeemed in Part.........................................74
ARTICLE TWELVE SINKING FUNDS........................................................................74
   Section 1201.     Applicability of Article.......................................................74
   Section 1202.     Satisfaction of Sinking Fund Payments with Guaranteed Securities...............75
   Section 1203.     Redemption of Guaranteed Securities for Sinking Fund...........................75
ARTICLE THIRTEEN GUARANTEES.........................................................................75
   Section 1301.     Guarantee......................................................................75
   Section 1302.     Execution and Delivery of Guarantees...........................................77
ARTICLE FOURTEEN REPAYMENT AT THE OPTION OF THE HOLDERS.............................................78
   Section 1401.     Applicability of Article.......................................................78
   Section 1402.     Repayment of Guaranteed Securities.............................................78
   Section 1403.     Exercise of Option.............................................................78
   Section 1404.     When Guaranteed Securities Presented for Repayment Become Due and Payable......79
   Section 1405.     Guaranteed Securities Repaid in Part...........................................79
ARTICLE FIFTEEN DEFEASANCE AND COVENANT DEFEASANCE..................................................79
   Section 1501.     Issuer's Option to Effect Defeasance or Covenant Defeasance....................79
   Section 1502.     Defeasance and Discharge.......................................................80
   Section 1503.     Covenant Defeasance............................................................80
   Section 1504.     Conditions to Defeasance or Covenant Defeasance................................80
   Section 1505.     Acknowledgment of Discharge By Trustee.........................................82
   Section 1506.     Deposited Money and U.S. Government Obligations to Be Held in Trust;
                     Miscellaneous Provisions.......................................................83
   Section 1507.     Reinstatement..................................................................83

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         INDENTURE, dated as of January ___, 2000, among United Dominion
Industries, Inc., a corporation duly organized and existing under the laws of the State of Delaware, as issuer (the "Issuer"), and United Dominion Industries Limited, a corporation organized and existing under the laws of Canada, and United Dominion Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, as guarantors (each a "Guarantor" and collectively the "Guarantors"), each of the foregoing having its principal office at 2300 One First Union Center, 301 South College Street, Charlotte, North Carolina 28202, and First Union National Bank, a United States national banking corporation, as Trustee (the "Trustee").

                    RECITALS OF THE ISSUER AND THE GUARANTORS

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Guaranteed Securities"), to be issued in one or more series as provided for herein.

         Each of the Guarantors has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Guarantee, as defined below, which shall apply to, and be endorsed on, any and all Guaranteed Securities issued by the Issuer, as provided for herein.

         All things necessary to make this Indenture a valid agreement of the Issuer and each of the Guarantors, in accordance with its terms, have been done. Each of the Guarantors proposes to do all things necessary to make the Guarantees, when executed by each Guarantors and endorsed on the Guaranteed Securities issued by the Issuer hereunder, and authenticated and delivered hereunder, the valid obligations of each of the Guarantors as hereinafter provided.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Guaranteed Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Guaranteed Securities or of series thereof, as follows:


                                  ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         Section 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Canadian generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Debt", when used in connection with a sale and lease-back transaction referred to herein shall mean, as of any particular time, the aggregate of present values (discounted at a rate per annum equal to the average interest borne by all Outstanding Guaranteed Securities determined on a weighted average basis and compounded semi-annually) of the obligations of any of the Issuer or the Guarantors or any Subsidiary for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Guaranteed Securities of one or more series.

         "Board of Directors" means, as applicable, the board of directors of the Issuer or either Guarantor or any duly authorized committee of such boards.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or either Guarantor to have been duly adopted by its Board of Directors, or such committee of the Board of Directors or officers of the Issuer or a Guarantor to which authority to act on behalf of its Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.



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         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Consolidated Net Assets" means at any date, the total assets appearing on the most recently prepared consolidated balance sheet of United Dominion Industries Limited and its Subsidiaries as of the end of a fiscal quarter of United Dominion Industries Limited, prepared in accordance with Canadian generally accepted accounting principles at the time of calculation, less all current liabilities as shown on such balance sheet.

         "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of United Dominion Industries Limited and its Subsidiaries as of the end of a fiscal quarter of United Dominion Industries Limited, prepared in accordance with Canadian generally accepted accounting principles, less (a) all current liabilities as shown on such balance sheet and (b) intangible assets. "Intangible assets" means the value (net of any applicable reserves), as shown on or reflected in such balance sheet of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational costs; and (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); but in no event shall the term "intangible assets" include product development costs.

         "Corporate Trust Office" means the principal office of the Trustee at 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179 at which at any particular time its corporate trust business shall be administered.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Covenant Defeasance" has the meaning specified in Section 1503.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1502.

         "Depositary" means, with respect to the Guaranteed Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Issuer pursuant to Section 301, which Person shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended; and if at any time there is more than one such Person, "Depositary" as used with respect to the Guaranteed Securities of any series shall mean the Depositary with respect to the Guaranteed Securities of such series.



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         "Event of Default" has the meaning specified in Section 501.

         "Expiration Date" has the meaning specified in Section 104.

         "Foreign Currency" means a currency or cash issued by the government of any country other than the United States of America or units based on or relating to such currencies (including European Currency Units) (such units, including European Currency Units, being hereinafter referred to as `composite currencies' or `basket currencies').

         "Foreign Government Securities" means, with respect to Guaranteed Securities of any series that are denominated in a Foreign Currency, noncallable
(i) direct obligations of the government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such government.

         "Funded Indebtedness" means any Indebtedness maturing by its terms more than one year from the date of the determination thereof, including any Indebtedness renewable or extendible at the option of the obligor to a date later than one year from the date of the determination thereof.

         "Global Security" or "Global Securities" means a Guaranteed Security or Guaranteed Securities, as the case may be, in the form prescribed in Section 205 evidencing all or part of a series of Guaranteed Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

         "Guarantee" means the guarantee of each Guarantor as endorsed on each Guaranteed Security issued by the Issuer and authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Article Thirteen of this Indenture and all other obligations and covenants of such Guarantor contained in this Indenture and any Guaranteed Securities.

         "Guaranteed Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Guaranteed Securities authenticated and delivered under this Indenture.

         "Guarantor" means each of the Persons named as a "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean each such successor Person.

         "Guarantor Order" or "Guarantor Request" means a written order or request signed in the name of a Guarantor by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Holder" means a Person in whose name a Guaranteed Security is registered in the Security Register.



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

         "Indebtedness" means (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) all obligations as lessee which are capitalized in accordance with Canadian generally accepted accounting principles, and (vi) all Indebtedness of others guaranteed by the Issuer, either Guarantor or any of their respective Subsidiaries or for which the Issuer, either Guarantor or any of their respective Subsidiaries is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

         "Indenture" means this indenture as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this Indenture, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Guaranteed Securities established as contemplated by Section 301.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Guaranteed Security, means the Stated Maturity of an installment of interest on such Guaranteed Security.

         "Issuer" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Maturity", when used with respect to any Guaranteed Security, means the date on which the principal of such Guaranteed Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 501(4).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer or either Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of each of the Issuer and the Guarantors.



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

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Guarantors, and who shall be acceptable to the Trustee.

         "Optional Reset Date" has the meaning specified in Section 307(b).

         "Original Issue Discount Security" means any Guaranteed Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

         "Original Stated Maturity" has the meaning specified in Section 308.

         "Outstanding", when used with respect to Guaranteed Securities, means, as of the date of determination, all Guaranteed Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Guaranteed Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Guaranteed Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Guarantors) in trust or set aside and segregated in trust by the Issuer or the Guarantors (if any of the Issuer or the Guarantors shall act as its own Paying Agent) for the Holders of such Guaranteed Securities; provided that, if such Guaranteed Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Guaranteed Securities which have been paid pursuant to
         Section 306 or in exchange for or in lieu of which other Guaranteed Securities have been authenticated and delivered pursuant to this Indenture, other than any such Guaranteed Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Guaranteed Securities are held by a bona fide purchaser in whose hands such Guaranteed Securities are valid obligations of the Issuer and the Guarantors; and

                  (iv) Guaranteed Securities as to which Defeasance has been effected pursuant to Section 1502;

                  provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Guaranteed Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, as of any date (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date, pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Guaranteed Security is not determinable (for example, because it is based on an index), the principal amount of such Guaranteed Security deemed to be outstanding as of such date will be an amount determined in the manner prescribed for such Guaranteed Security, (C) the principal amount of a Guaranteed Security denominated in



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

         one or more Foreign Currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by
         Section 301 on the date of original issuance of such Guaranteed Security, of the principal amount (or, in the case of a Guaranteed Security described in clause (A) or (B) above, the U.S. dollar equivalent of the amount determined as provided in such clause above) of such Guaranteed Security, and (D) Guaranteed Securities owned by the Issuer, either Guarantor or any other obligor upon the Guaranteed Securities or any Affiliate of the Issuer or either Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Guaranteed Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Guaranteed Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to so act with respect to such Guaranteed Securities and that the pledgee is not the Issuer, either Guarantor or any other obligor upon the Guaranteed Securities or any Affiliate of the Issuer or either Guarantor or of such other obligor.

         "Paying Agent" means any Person authorized by the Issuer or either Guarantor to pay the principal of or any premium or interest on any Guaranteed Securities on behalf of the Issuer or such Guarantor.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or similar entity or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Guaranteed Securities of any series, means the place or places where the principal of and any premium and interest on the Guaranteed Securities of that series are payable as contemplated by Section 301.

         "Predecessor Security" of any particular Guaranteed Security means every previous Guaranteed Security evidencing all or a portion of the same debt as that evidenced by such particular Guaranteed Security; and, for the purposes of this definition, any Guaranteed Security authenticated and delivered under
Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Guaranteed Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Guaranteed Security.

         "Principal Property" means any manufacturing or processing plant, building, structure or other facility of any character (together with the land on which it is erected and improvements and fixtures comprising a part thereof) or other real property interest (all such facilities or interests forming an integral part of a single development or operation being considered as one interest), owned or leased and having a gross book value as of the date of its determination in excess of 1% of Consolidated Net Tangible Assets, other than a facility or portion thereof (i) financed by means of industrial revenue bonds or
(ii) which, as determined in good faith by resolution of the Board of Directors of the Issuer or a Guarantor, as the case may be, is not of material importance to the total business conducted by the Issuer, the Guarantors and their respective Subsidiaries taken as a whole.

         "Redemption Date", when used with respect to any Guaranteed Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Guaranteed Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Guaranteed Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Repayment Date" means, when used with respect to any Guaranteed Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

         "Reset Notice" has the meaning specified in Section 307(b).

         "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means as of the date of determination, United Dominion Industries, Inc., United Dominion Holdings, Inc. and any other Subsidiary the assets of which account for more than 5% of the Consolidated Net Tangible Assets at the end of the most recent fiscal period or the revenues of which account for more than 5% of the consolidated revenues of United Dominion Industries Limited and its Subsidiaries for the most recently completed four fiscal quarters, including as a Restricted Subsidiary in each case any parent company of any such Subsidiary. A "wholly owned Restricted Subsidiary" is any Restricted Subsidiary of which all outstanding securities having the voting power to elect the Board of Directors of such Restricted Subsidiary (irrespective of whether or not at the time securities of any other class or classes of such Restricted Subsidiary will have or might have voting power by reason of the happening of any contingency) are at the time directly or indirectly owned or controlled by the Issuer or a Guarantor, or by one or more wholly owned Restricted Subsidiaries, or by the Issuer or a Guarantor and one or more wholly owned Restricted Subsidiaries.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Guaranteed Security or any installment of principal thereof or interest thereon, means the date specified in such Guaranteed Security as the fixed date on which the principal of such Guaranteed Security or such installment of principal or interest is due and payable.

         "Subsequent Interest Period" has the meaning specified in Section
307(b).

         "Subsidiary" means any corporation, limited liability company, association or other entity of which at least a majority of outstanding securities have the voting power to elect a majority of the Board of Directors of such entity (irrespective of whether or not at the time securities of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Issuer or a Guarantor, or one or more of the Subsidiaries, or by the Issuer or a Guarantor and one or more Subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Guaranteed Securities of any series shall mean the Trustee with respect to Guaranteed Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "U.S. Government Obligations" has the meaning specified in Section
1504.

         "United States" means the United States of America excluding its territories and possessions, but including the Commonwealth of Puerto Rico.

         "Vice President", when used with respect to the Issuer, a Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Guaranteed Security (or, if applicable, at the most recent redetermination of interest on such Guaranteed Security) and as set forth in such Guaranteed Security in accordance with generally accepted United States bond yield computation principles.

         Section 102. Compliance Certificates and Opinions. Upon any application or request by the Issuer or a Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or that Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, the individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or such Guarantor stating that the information with respect to such factual matters is in the possession of the Issuer or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer or a Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer or a Guarantor, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The Issuer may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Guaranteed Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Guaranteed Securities of such series. If not set by the Issuer prior to the first solicitation of a Holder of Guaranteed Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. Notwithstanding the foregoing, the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Guaranteed Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Guaranteed Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Guaranteed Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Guaranteed Securities of the relevant series in the manner set forth in Section 106.

         (d) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Guaranteed Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Guaranteed Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Guaranteed

Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Guaranteed Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Guaranteed Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer and the Guarantors in writing and to each Holder of Guaranteed Securities of the relevant series in the manner set forth in Section 106.

         (e) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Guaranteed Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Guaranteed Security may do so with regard to all or any part of the principal amount of such Guaranteed Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         (g) The ownership of Guaranteed Securities shall be proved by the Security Register.

         (h) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Guaranteed Security shall bind every future Holder of the same Guaranteed Security and the Holder of every Guaranteed Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer or a Guarantor in reliance thereon, whether or not notation of such action is made upon such Guaranteed Security.

         Section 105. Notices, Etc., to Trustee, Issuer and Guarantors. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (i) the Trustee by any Holder, or by the Issuer or a Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (ii) the Issuer or a Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer or such Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer or such Guarantor.

         Section 106. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Section 107. Conflict with Trust Indenture Act. If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer or a Guarantor shall bind its successors and assigns, whether so expressed or not.

         Section 110. Separability Clause. In case any provision in this Indenture or in the Guaranteed Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 111. Benefits of Indenture. Nothing in this Indenture or in the Guaranteed Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112. Governing Law. THIS INDENTURE AND THE GUARANTEED SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

         Section 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Guaranteed Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Guaranteed Securities (other than a provision of the Guaranteed Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of principal and any premium and interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         Section 114. Appointment of Agent for Service. (a) By the execution and delivery of this Indenture, United Dominion Industries Limited designates and appoints the Issuer, in Charlotte, North Carolina, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Guaranteed Securities, the Guarantees or this Indenture which may be instituted in any Federal or New York State Court located in the Borough of Manhattan, City and State of New York, but for that purpose only, and agrees that service of process upon the Issuer, directed to the attention of Corporate Secretary and written notice of said service given by the Person serving the same to it, addressed as provided in Section 105, shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State Court in such Borough, City and State. United Dominion Industries Limited hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court described above in which any such suit or proceeding is so instituted, and irrevocably waives, to the fullest extent it may lawfully do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding in any such court and irrevocably waives, to the fullest extent it may lawfully do so, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Such submission and waiver shall be irrevocable so long as any of the Guaranteed Securities remain outstanding and such appointment will be irrevocable until the appointment of a successor by United Dominion Industries Limited with the consent of the Trustee and such successor's acceptance of such appointment. Upon such acceptance, United Dominion Industries Limited shall notify the Trustee, in writing, of the name and address of such successor. United Dominion Industries Limited further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Issuer or its successor in full force and effect so long as any of the applicable Guaranteed Securities shall be outstanding. The

Trustee shall not be obligated and shall have no responsibility with respect to any failure by United Dominion Industries Limited to take any such action.

         (b) United Dominion Industries Limited agrees, to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding, brought in such a court shall be conclusive and binding upon such Guarantor, and may be enforced in the courts of Canada (or any other courts of jurisdictions to which such Guarantor is subject or where any Restricted Subsidiary or Principal Property is located) by a suit upon such judgment, provided that service of process is effected upon such Guarantor in the manner specified in the foregoing paragraph or as otherwise permitted by law; provided, however, that such Guarantor does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of (1) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of such judgment, (2) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, (3) any defense to a claim for punitive damages and the like,
(4) the defense of payment, or (5) any other right or remedy of such Guarantor, to the extent not expressly waived in accordance with this Section 114.

         (c) Nothing in this Section shall affect the right of the Trustee or any Holder of any Guaranteed Security to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Guaranteed Security to bring proceedings against such Guarantor in the courts of any other jurisdiction or jurisdictions.

                                  ARTICLE TWO
                                 SECURITY FORMS

         Section 201. Forms Generally. The Guaranteed Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Issuer or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or automated quotation system on which the Guaranteed Securities of such series may be listed or traded or the Depositary therefor or as may, consistently herewith, be determined by the officers executing such Guaranteed Securities, as evidenced by their execution of the Guaranteed Securities. If the form of Guaranteed Securities of any series is established by action taken pursuant to a Board Resolution of the Issuer, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and of each of the Guarantors delivered to the Trustee at or prior to the delivery of the Issuer Order and the Guarantor Order contemplated by Section 303 for the authentication and delivery of such Guaranteed Securities.

         The definitive Guaranteed Securities shall be typewritten, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Guaranteed Securities of such series may be listed or traded, all as determined by the officers executing such Guaranteed Securities, as evidenced by their execution of such Guaranteed Securities.

         The Guarantees shall be endorsed on each Guaranteed Security and such Guarantee for the Guaranteed Securities of a particular series shall be in such form as is established pursuant to Section 202.

         Section 202. Forms of Guarantees. The Guarantee of each Guarantor shall be endorsed on each Guaranteed Security and for each particular series of Guaranteed Securities shall be in substantially such form or forms as shall be established by or pursuant to Board Resolutions of each of the Guarantors (and including, without limitation, in any Officers' Certificate of an officer authorized to act in connection with such matter or pursuant to such Board Resolutions) of each Guarantor or an indenture supplemental hereto, with such appropriate assertions, omissions, substitutions, and other corrections as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Guarantees. Such execution of such Guarantees shall be conclusive evidence as regards the Guarantors as to any such determination made by the Guarantors.

         Section 203. Form of Face of Guaranteed Security. (If applicable, insert the following legend, or such other legend as may be required by the Internal Revenue Code or the regulations thereunder:

         FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS ____% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS ___________, 20__ [,] [AND] THE YIELD TO MATURITY IS _____% [, THE METHOD USED TO DETERMINE THE YIELD IS _______________ AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF ____________, 20__ TO ______________________, 20__ IS ___% OF THE PRINCIPAL AMOUNT OF THIS SECURITY.]

                        UNITED DOMINION INDUSTRIES, INC.
                               (Title of Security)

No. _____                                                    $_________________
                                                         CUSIP NO._____________

         United Dominion Industries, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of ____________ Dollars on __________________ [if the Guaranteed Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from ______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and ____________ in each year, commencing ____________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment [if applicable, insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest] [if applicable, insert --, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of _____% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. [If applicable, insert -- The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month.] In the event that any date on which interest is payable on this Guaranteed Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Guaranteed Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _____________ or ____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Guaranteed Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Guaranteed Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Guaranteed Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture).

         [If the Guaranteed Security is not to bear interest prior to Maturity, insert -- The principal of this Guaranteed Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium of this Guaranteed Security shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.)]

         Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Guaranteed Security will be made at the office or agency of the Issuer maintained for that purpose in New York, New York or Charlotte, North Carolina, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Issuer payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing prior to the Regular Record Date by the Person entitled thereto as specified in the Security Register].

         Reference is hereby made to the further provisions of this Guaranteed Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Guaranteed Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

                                                UNITED DOMINION INDUSTRIES, INC.


                                                --------------------------------
                                                By
                                                  ------------------------------
Attest:

--------------------------



                                                --------------------------------
                                                By
                                                  ------------------------------
Attest:

--------------------------


         Section 204. Form of Reverse of Guaranteed Security. This Guaranteed Security is one of a duly authorized issue of securities of the Issuer (herein called the "Guaranteed Securities"), issued and to be issued in one or more series under an Indenture, dated as of ____________, (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer, the Guarantors and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Guaranteed Securities and of the terms upon which the Guaranteed Securities are, and are to be, authenticated and delivered. This Guaranteed Security is one of the series designated on the face hereof [if applicable, insert -- limited in aggregate principal amount to $___________].

         [If applicable, insert -- The Guaranteed Securities of this series are subject to redemption.]

         [If applicable, insert -- The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on this Guaranteed Security may be reset by the Issuer on ____________ (each an "Optional Reset Date"). The Issuer may exercise such option with respect to this Guaranteed Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for this Guaranteed Security. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106 of the Indenture, to the Holder of this Guaranteed Security a notice (the "Reset Notice") indicating whether the Issuer has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity of this Guaranteed Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

         Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Issuer may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106 of the Indenture, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of this Guaranteed Security. Such notice shall be irrevocable. All Guaranteed Securities of this series with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Guaranteed Securities have not tendered such Guaranteed Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

         The Holder of this Guaranteed Security will have the option to elect repayment by the Issuer of the principal of this Guaranteed Security on each Optional Reset Date at a price equal to the principal amount hereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Fourteen of the Indenture for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered this Guaranteed Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.]

         [If applicable, insert -- The Stated Maturity of this Guaranteed Security may be extended at the option of the Issuer for _______________ (each an "Extension Period") up to but not beyond ____________ (the "Final Maturity"). The Issuer may exercise such option with respect to this Guaranteed Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of this Guaranteed Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Issuer exercises such option, the Trustee shall transmit, in the manner provided for in Section 106 of the Indenture, to the Holder of this Guaranteed Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Issuer to extend the Maturity, (ii) the new Stated Maturity,
(iii) the interest rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of this Guaranteed Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Guaranteed Security will have the same terms as prior to the transmittal of such Extension Notice.

         Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of this Guaranteed Security, the Issuer may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of this Guaranteed Security. Such notice shall be irrevocable. All Guaranteed Securities of this series with respect to which the Stated Maturity is extended will bear such higher interest rate.

         If the Issuer extends the Maturity of this Guaranteed Security, the Holder will have the option to elect repayment of this Guaranteed Security by the Issuer on the Original Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Issuer has extended the Maturity hereof, the Holder hereof must follow the procedures set forth in Article Fourteen of the Indenture for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered this Guaranteed Security for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.]

         [If applicable, insert -- The Guaranteed Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (1) on ___________ in any year commencing with the year _____________ and ending with the year __________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable insert -- on or after ______________, 20__], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _________________, ___%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

                                 Redemption                         Redemption
                  Year              Price               Year           Price
                                    -----               ----           -----
and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Guaranteed Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Guaranteed Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year _______ and ending with the year ________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time (on or after _____________), as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________ of the years indicated,



                             Redemption Price           Redemption Price For
                             For Redemption             Redemption Otherwise
                             Through Operation          Than Through Operation
               Year          of the Sinking Fund        of the Sinking Fund
               ----          -------------------        ----------------------

and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Guaranteed Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- Notwithstanding the foregoing, the Issuer may not, prior to _______________, redeem any Guaranteed Securities of this series as contemplated by (Clause (2) of) the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption on _______ in each year beginning with the year __________ and ending with the year ___________ of (not less than $___________ ("mandatory sinking fund") and not more than) $__________ aggregate principal amount of Guaranteed Securities of this series. Guaranteed Securities of this series acquired or redeemed by the Issuer otherwise than through (mandatory) sinking fund payments may be credited against subsequent (mandatory) sinking fund payments otherwise required to be made (in the inverse order in which they become due).]

         [If the Guaranteed Security is subject to redemption of any kind, insert -- In the event of redemption of this Guaranteed Security in part only, a new Guaranteed Security or Guaranteed Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If the Guaranteed Security is not an Original Issue Discount Security, insert --If an Event of Default with respect to Guaranteed Securities of this series shall occur and be continuing, the principal of the Guaranteed Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [The Indenture contains provisions for Defeasance at any time of [the entire indebtedness of this Guaranteed Security] [or] [certain restrictive covenants and Events of Default with respect to this Guaranteed Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         [If the Guaranteed Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Guaranteed Securities of this series shall occur and be continuing, [the] [an amount of] principal of the Guaranteed Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to --insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Guaranteed Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Guaranteed Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of the Guaranteed Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Guaranteed Securities of each series at the time Outstanding, on behalf of the Holders of all Guaranteed Securities of such series, to waive compliance by the Issuer and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Guaranteed Security shall be conclusive and binding upon such Holder and upon all future Holders of this Guaranteed Security and of any Guaranteed Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Guaranteed Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Guaranteed Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Guaranteed Securities of this series, the Holders of not less than 25% in principal amount of the Guaranteed Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of

Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee in its reasonable judgment, and the Trustee shall not have received from the Holders of a majority in principal amount of Guaranteed Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Guaranteed Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Guaranteed Security or of the Indenture shall alter or impair the obligation of each of the Issuer and the Guarantors, which is absolute and unconditional, to pay the principal of and any premium and interest on this Guaranteed Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Guaranteed Security is registerable in the Security Register, upon surrender of this Guaranteed Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Guaranteed Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Guaranteed Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Guaranteed Securities of this series are issuable only in registered form without coupons in denominations of $________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Guaranteed Securities of this series are exchangeable for a like aggregate principal amount of Guaranteed Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Guaranteed Security for registration of transfer, the Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may treat the Person in whose name this Guaranteed Security is registered as the owner hereof for all purposes, whether or not this Guaranteed Security be overdue, and neither the Issuer, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Guaranteed Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THE INDENTURE AND THIS GUARANTEED SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Section 205. Additional Provisions Required in Global Security. Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 203 and 204, bear a legend in substantially the following form:

                  "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY."

         Section 206. Form of Trustee's Certificate of Authentication. The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Guaranteed Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:____________                         FIRST UNION NATIONAL BANK,


                                                                    , As Trustee
                                           -------------------------

                                           By
                                             -----------------------------------
                                                     Authorized Signatory

                                 ARTICLE THREE
                            THE GUARANTEED SECURITIES

         Section 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Guaranteed Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Guaranteed Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolutions of the Issuer and each of the Guarantors and, subject to Section 303, set forth, or determined in the manner provided, in Officers' Certificates or in an Issuer Order and Guarantor Orders, or established in one or more indentures supplemental hereto, prior to the issuance of Guaranteed Securities of any series,

                  (1) the title and designation of the Guaranteed Securities of the series (which shall distinguish the Guaranteed Securities of the series from Guaranteed Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Guaranteed Securities of the series which may be authenticated and delivered under this Indenture

         (except for Guaranteed Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Guaranteed Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Guaranteed Securities which, pursuant to
         Section 303, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution of the Issuer to such effect;

                  (3) the Person to whom any interest on a Guaranteed Security of the series shall be payable, if other than the Person in whose name that Guaranteed Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the price (expressed as a percentage of the aggregate principal amount of the Guaranteed Securities of the series) at which the Guaranteed Securities of the series will be issued;

                  (5) the date or dates on which the principal of the Guaranteed Securities of the series is payable, or the method by which such date or dates shall be determined or extended;

                  (6) the rate or rates at which the Guaranteed Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                  (7) the place or places where the principal of and any premium and interest on Guaranteed Securities of the series shall be payable, the place or places where the Guaranteed Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Issuer or a Guarantor in respect of the Guaranteed Securities of such series may be made;

                  (8) the period or periods within or the date or dates on which, the price or prices at which and the terms and conditions upon which Guaranteed Securities of the series may be redeemed, in whole or in part, at the option of the Issuer and, if other than by a Board Resolution, the manner in which any election by the Issuer to redeem the Guaranteed Securities shall be evidenced;

                  (9) the obligation or the right, if any, of the Issuer to redeem or purchase any Guaranteed Securities of the series pursuant to any sinking fund, amortization or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the terms and conditions upon which Guaranteed Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Guaranteed Securities of the series shall be issuable;

                  (11) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Guaranteed Securities of the series shall be payable, if other than the currency of the United States of America, and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

                  (12) if the amount of payments of principal of or any premium or interest on any Guaranteed Securities of the series may be determined with reference to an index or pursuant to a formula (including by reference to currency or interest rates), the manner in which such amounts shall be determined;

                  (13) if the principal of or any premium or interest on any Guaranteed Securities of the series is to be payable, at the election of the Issuer or a Holder thereof, in one or more currencies or currency units other than that or those in which the Guaranteed Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Guaranteed Securities of such series as to which such election is made shall be payable, the period or the periods within or the date or dates on which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                  (14) the percentage of the principal amount at which such Guaranteed Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount of Guaranteed Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

                  (15) if the principal amount payable at the Stated Maturity of any Guaranteed Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Guaranteed Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (16) if applicable, that the Guaranteed Securities of the series, in whole or any specified part, shall not be defeasible or shall be defeasible in a manner varying from Section 1502 and Section 1503 and, if other than by a Board Resolution, the manner in which any election to defease such Guaranteed Securities shall be evidenced;

                  (17) whether the Guaranteed Securities of the series, or any portion thereof, shall initially be issuable in the form of a temporary Global Security representing all or such portion of the Guaranteed Securities of such series and provisions for the exchange of such temporary Global Security for definitive Guaranteed Securities of such series;

                  (18) if applicable, that any Guaranteed Securities of the series, or any portion thereof, shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 205 and any circumstances in addition to or in lieu of those set forth in Clause
         (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Guaranteed Securities registered, and whether and under what circumstances any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (19) whether Article Fifteen shall apply to the Guaranteed Securities of such series; and

                  (20) if applicable, that the Guaranteed Securities of the series, in whole or any specified part, shall be subject to the optional interest reset provisions of Section 307(b);

                  (21) if applicable, that the Guaranteed Securities of the series, in whole or any specified part, shall be subject to the optional extension of maturity provisions of Section 308;

                  (22) any addition to or change in the Events of Default which applies to any Guaranteed Securities of the series and any change in the right of the Trustee or the requisite Holders of such Guaranteed Securities to declare the principal amount thereof due and payable pursuant to Section 502;

                  (23) any addition to or change in the covenants set forth in Article Ten which applies to Guaranteed Securities of the series;

                  (24) the additions or changes, if any, to this Indenture with respect to the Guaranteed Securities of such series as shall be necessary to permit or facilitate the issuance of the Guaranteed Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (25) the appointment of any Paying Agent or Agents for the Guaranteed Securities of such series;

                  (26) the terms of any right to convert or exchange Guaranteed Securities of such series into any other securities or property of the Issuer, and the additions or changes, if any, to this Indenture with respect to the Guaranteed Securities of such series to permit or facilitate such conversion or exchange;

                  (27) the terms and conditions, if any, pursuant to which the Guaranteed Securities of the series are secured;

                  (28) any restriction or condition on the transferability of the Guaranteed Securities of such series; and

                  (29) any other terms of the Guaranteed Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Guaranteed Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any indenture supplemental hereto.

         The aggregate principal amount of the Guaranteed Securities may be changed from time to time as provided in Section 301(2). All of the Guaranteed Securities need not be issued at the same time and, unless otherwise provided, a series may be reopened, without notice to or the consent of any Holder, for issuances of additional Guaranteed Securities of that series, and the additional Guaranteed Securities will be consolidated and form a single series with those Guaranteed Securities.

         If any of the terms of the Guaranteed Securities of such series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and each of the Guarantors and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Issuer Order setting forth the terms of the series.

         Section 302. Denominations. Unless otherwise provided in Board Resolutions of the Issuer and the Guarantors or in one or more indentures supplemental hereto with respect to Guaranteed Securities of a series, and except for Global Securities, the Guaranteed Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Guaranteed Securities of any series, the Guaranteed Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         Section 303. Execution, Authentication, Delivery and Dating. The Guaranteed Securities shall be executed on behalf of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents. The signature of any of these officers on the Guaranteed Securities may be manual or facsimile.

         Guaranteed Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Guaranteed Securities or did not hold such offices at the date of such Guaranteed Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Guaranteed Securities of any Series executed by the Issuer and having endorsed thereon the Guarantees executed by each of the Guarantors, to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Guaranteed Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Guaranteed Securities. If the form or terms of the Guaranteed Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Guaranteed Securities, and accepting the additional responsibilities under this Indenture in relation to such Guaranteed Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (a) if the form of such Guaranteed Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

         (b) if the terms of such Guaranteed Securities have been established by or pursuant to Board Resolutions as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

         (c) that such Guaranteed Securities, when authenticated and delivered by the Trustee and issued by the Issuer and having endorsed thereon the Guarantees executed by each of the Guarantors in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer and each of the Guarantors enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Guaranteed Securities if the issue of such Guaranteed Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Guaranteed Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Guaranteed Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or Issuer Order otherwise required pursuant to Section 301 or the Issuer Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Guaranteed Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Guaranteed Security of such series to be issued.

         Each Guaranteed Security shall be dated the date of its authentication.

         No Guaranteed Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Guaranteed Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Guaranteed Security shall be conclusive evidence, and the only evidence, that such Guaranteed Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Guaranteed Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Guaranteed Security to the Trustee for cancellation as provided in Section 310, for all purposes of this Indenture such Guaranteed Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         Reference is made to Section 1302 concerning the execution and delivery of the Guarantees.

         Section 304. Temporary Securities. Pending the preparation of definitive Guaranteed Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Guaranteed Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Guaranteed Securities of such series in lieu of which they are issued and having endorsed thereon the Guarantees executed by each of the Guarantors substantially of the tenor of the definitive Guarantee, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Guaranteed Securities and such Guarantees may determine, as evidenced by their execution of such Guaranteed Securities and such Guarantees.

         If temporary Guaranteed Securities of any series are issued, the Issuer and each of the Guarantors will cause definitive Guaranteed Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Guaranteed Securities of such series, the temporary Guaranteed Securities of such series shall be exchangeable for definitive Guaranteed Securities of such series upon surrender of the temporary Guaranteed Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Guaranteed Securities of any series the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Guaranteed Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, having endorsed thereon the Guarantees executed by each of the Guarantors. Until so exchanged the temporary Guaranteed

Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Guaranteed Securities of such series and tenor.

         Section 305. Registration, Registration of Transfer and Exchange. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Guaranteed Securities and of transfers of Guaranteed Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Guaranteed Securities and transfers of Guaranteed Securities as herein provided. If any indenture supplemental hereto refers to any transfer agents (in addition to the Security Registrar) initially designated by the Issuer with respect to any series of Guaranteed Securities, the Issuer may at any time rescind the designation of any such transfer agent or approve a change in the location through which any such transfer agent acts, provided that the Issuer maintains a transfer agent in each Place of Payment for such series. The Issuer may at any time designate additional transfer agents with respect to any series of Guaranteed Securities.

         Upon surrender for registration of transfer of any Guaranteed Security of any series at the office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Guaranteed Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and each having endorsed thereon the Guarantees executed by each of the Guarantors.

         At the option of the Holder, Guaranteed Securities of any series may be exchanged for other Guaranteed Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Guaranteed Securities to be exchanged at such office or agency. Whenever any Guaranteed Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Guaranteed Securities, each having endorsed thereon the Guarantees executed by each of the Guarantors, which the Holder making the exchange is entitled to receive.

         All Guaranteed Securities issued upon any registration of transfer or exchange of Guaranteed Securities shall be the valid obligations of the Issuer and each of the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Guaranteed Securities surrendered upon such registration of transfer or exchange.

         Every Guaranteed Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Guaranteed Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Guaranteed Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         Neither the Trustee nor the Issuer shall be required, pursuant to the provisions of this Section, (A) to issue, register the transfer of or exchange any Guaranteed Securities of any series (or of any series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Guaranteed Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Guaranteed Security so selected for redemption, in whole or in part, except, in the case of any Guaranteed Security to be redeemed in part, any portion not to be redeemed.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Guaranteed Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Guaranteed Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (ii) at any time has ceased to be a clearing agency registered under the Exchange Act of 1934, as amended, in each case, unless the Issuer has approved a successor Depositary within 90 days, (B) there shall have occurred and be continuing an Event of Default with respect to the Guaranteed Securities, (C) the Issuer in its sole discretion determines that such Global Security will be so exchangeable or transferable or
         (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

                  (3) Subject to Clause (2) above, any exchange of a Global Security for other Guaranteed Securities may be made in whole or in part, and all Guaranteed Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                  (4) Every Guaranteed Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section,
         Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Guaranteed Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         Section 306. Mutilated, Destroyed, Lost and Stolen Guaranteed Securities. If any mutilated Guaranteed Security is surrendered to the Trustee together with such security or indemnity as may be required by the Issuer, the Guarantors or the Trustee to save each of them harmless, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Guaranteed Security having endorsed thereon the Guarantees executed by each of the Guarantors of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Issuer, the Guarantors and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Guaranteed Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer, the Guarantors or the Trustee that such Guaranteed Security has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Guaranteed Security, a new Guaranteed Security of the same series and of like tenor and principal amount, having endorsed thereon the Guarantees executed by each of the Guarantors and bearing a number not contemporaneously outstanding. If, after the delivery of such new Guaranteed Security, a bona fide purchaser of the original Guaranteed Security in lieu of which such new Guaranteed Security was issued presents for payment or registration such original Guaranteed Security, the Trustee shall be entitled to recover such new Guaranteed Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Guarantors and the Trustee in connection therewith.

         In case any such mutilated, destroyed, lost or stolen Guaranteed Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Guaranteed Security, pay such Guaranteed Security.

         Upon the issuance of any new Guaranteed Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of counsel to the Issuer and the Guarantors and of the Trustee) connected therewith.

         Every new Guaranteed Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Guaranteed Security shall constitute an original additional contractual obligation of the Issuer and each of the Guarantors, whether or not the destroyed, lost or stolen Guaranteed Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Guaranteed Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Guaranteed Securities.

         Section 307. Payment of Interest; Interest Rights Preserved; Optional Interest Rate.

         (a) Except as otherwise provided as contemplated by Section 301 with respect to any series of Guaranteed Securities, interest on any Guaranteed Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Guaranteed Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Guaranteed Securities of such series, except that, unless otherwise provided in the Guaranteed Securities of such series, interest payable on the Stated Maturity of the principal of a Guaranteed Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Guaranteed Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Guaranteed Security or in the Board Resolutions or one or more supplemental indentures hereto pursuant to Section 301 with respect to the related series of Guaranteed Securities. Unless otherwise provided pursuant to Section 301 and except with respect to Guaranteed Securities represented by a Global Security, the principal and any premium and interest on the Guaranteed Securities will be payable at the office of the Security Registrar. Except in the case of a Global Security, at the option of the Issuer pursuant to a Board Resolution, interest on any series of Guaranteed Securities may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Security Register of such series or (ii) by wire transfer in immediately available funds at such place and to such account as designated in writing by the Person entitled thereto as specified in the Security Register of such series.

         Any Paying Agents will be identified in a supplemental indenture hereto. The Issuer may at any time designate additional Paying Agents or rescind the designation of any Paying Agent; however, the Issuer and each of the Guarantors at all times will be required to maintain a Paying Agent in each Place of Payment for each series of Guaranteed Securities.

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Guaranteed Securities, any interest on any Guaranteed Security of any series which is payable, but is not timely paid, punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer or a Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Issuer or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Guaranteed Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer or a Guarantor, as the case may be, shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Guaranteed Security of such series and the date of the proposed payment, and at the same time the Issuer or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Issuer or such Guarantor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Guaranteed Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Guaranteed Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Issuer or a Guarantor, as the case may be, may make payment of any Defaulted Interest on the Guaranteed Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Guaranteed Securities may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Issuer or the Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Guaranteed Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Guaranteed Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Guaranteed Security.

         (b) The provisions of this Section 307(b) may be made applicable to any series of Guaranteed Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such
Section 301). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Guaranteed Security of such series may be reset by the Issuer on the date or dates specified on the face of such Guaranteed Security (each an "Optional Reset Date"). The Issuer may exercise such option with respect to such Guaranteed Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Guaranteed Security. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Guaranteed Security a notice (the "Reset Notice") indicating whether the Issuer has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity of such Guaranteed Security

(each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

         Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Issuer may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Guaranteed Security. Such notice shall be irrevocable. All Guaranteed Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Guaranteed Securities have not tendered such Guaranteed Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

         The Holder of any such Guaranteed Security will have the option to elect repayment by the Issuer of the principal of such Guaranteed Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Fourteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Guaranteed Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

         Subject to the foregoing provisions of this Section and Section 305, each Guaranteed Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Guaranteed Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Guaranteed Security.

         Section 308. Optional Extension of Maturity. The provisions of this
Section 308 may be made applicable to any series of Guaranteed Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Guaranteed Security of such series may be extended at the option of the Issuer for the period or periods specified on the face of such Guaranteed Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Guaranteed Security. The Issuer may exercise such option with respect to any Guaranteed Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Guaranteed Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Issuer exercises such option, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Guaranteed Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Issuer to extend the Maturity, (ii) the new Stated Maturity,
(iii) the interest rate
applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Guaranteed Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Guaranteed Security will have the same terms as prior to the transmittal of such Extension Notice.

         Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Guaranteed Security, the Issuer may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of such Guaranteed Security. Such notice shall be irrevocable. All Guaranteed Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

         If the Issuer extends the Maturity of any Guaranteed Security, the Holder will have the option to elect repayment of such Guaranteed Security by the Issuer on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Issuer has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Fourteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Guaranteed Security for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

         Section 309. Persons Deemed Owners. Prior to due presentment of a Guaranteed Security for registration of transfer, the Issuer, each Guarantor, the Trustee and any agent of the Issuer, each Guarantor or the Trustee may treat the Person in whose name such Guaranteed Security is registered as the owner of such Guaranteed Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Guaranteed Security and for all other purposes whatsoever, whether or not such Guaranteed Security be overdue, and none of the Issuer, the Guarantors, the Trustee or any agent of the Issuer, a Guarantor or the Trustee shall be affected by notice to the contrary.

         Section 310. Cancellation. All Guaranteed Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Guaranteed Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Guaranteed Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Guaranteed Securities so delivered shall be promptly cancelled by the Trustee. No Guaranteed Securities shall be authenticated in lieu of or in exchange for any Guaranteed Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Guaranteed Securities held by the Trustee shall be disposed of by the Trustee in its customary manner, and the Trustee shall furnish the Issuer a certificate with respect to such disposition.

         Section 311. Computation of Interest. Except as otherwise specified as contemplated by Section 301 for Guaranteed Securities of any series, interest on the Guaranteed Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Guaranteed Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the number of days elapsed in any partial month.

         Section 312. CUSIP Numbers. The Issuer in issuing the Guaranteed Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Guaranteed Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Guaranteed Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly notify the Trustee in writing of any change in "CUSIP" numbers.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         Section 401. Satisfaction and Discharge of Indenture. This Indenture shall upon Issuer Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Guaranteed Securities herein expressly provided for), and the Trustee, on demand and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                  (A) all Guaranteed Securities theretofore authenticated and delivered (other than (i) Guaranteed Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Guaranteed Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Guaranteed Securities not theretofore delivered to the Trustee for cancellation

                  (i) have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year of the date of deposit,

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, or

                  (iv) are deemed paid and discharged pursuant to Article Fifteen, as applicable, and the Issuer, in the case of (i), (ii) or
         (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Guaranteed Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Guaranteed Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer and each of the Guarantors to the Trustee under
Section 607, the obligations of the Issuer and each of the Guarantors to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, or if money or obligations shall have been deposited with or received by the Trustee pursuant to Article Fifteen, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         Section 402. Application of Trust Money; Indemnification. (a) Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401, all money and U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Article Fifteen and all money received by the Trustee in respect of U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Article Fifteen, shall be held in trust and applied by it, in accordance with the provisions of the Guaranteed Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or either Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Article Fifteen.

         (b) The Issuer and each of the Guarantors shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations or Foreign Government Securities deposited pursuant to Article Fifteen, or the interest and principal received in respect of such obligations, other than any payable by or on behalf of Holders.

         (c) The Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any U.S. Government Obligations or Foreign Government Securities or money held by it as provided in Article Fifteen which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such Obligations or Foreign Government Securities or money were deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations or Foreign Government Securities held under this Indenture.

                                  ARTICLE FIVE
                                    REMEDIES

         Section 501. Events of Default. "Event of Default", wherever used herein with respect to Guaranteed Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Guaranteed Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of or any premium or interest on any Guaranteed Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Guaranteed Security of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Issuer or either Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of any series of Guaranteed Securities other than that series), and continuance of such default or breach for a period of 45 days after there has been given, by registered or certified mail, to the Issuer and the Guarantors by the Trustee or to the Issuer, the Guarantors and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Guaranteed Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any bond, debenture, note or other evidence of the Indebtedness of the Issuer or either Guarantor (including a default with respect to Guaranteed Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Issuer or either Guarantor (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay such Indebtedness in a principal amount in excess of $15 million when due and payable at final maturity, after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness in a principal amount in excess of $15 million becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 15 days after there shall have been given, by overnight mail or other same day or overnight delivery service which can provide evidence of delivery, to the Issuer and the Guarantors by the Trustee or to the Issuer, the Guarantors and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Guaranteed Securities of that series a written notice specifying such default and requiring the Issuer to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or a Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or a Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or a Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or a Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (7) the commencement by the Issuer or a Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or such Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or such Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or a Guarantor in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Guaranteed Securities of that series.

         Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 501 with respect to Guaranteed Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Guaranteed Securities of such series entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least 25% in principal amount of the Outstanding

Guaranteed Securities of such series, or their proxies, shall have joined in such Notice of Default prior to the applicable Expiration Date, such Notice of Default shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such applicable Expiration Date, a new Notice of Default identical to a Notice of Default which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 501.

         Section 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Guaranteed Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Guaranteed Securities of that series may declare the principal amount (or, if any of the Guaranteed Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Guaranteed Securities as may be specified in the terms thereof) of all of the Guaranteed Securities of that series to be due and payable immediately, by a notice in writing to the Issuer and the Guarantors (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If (a) an Event of Default specified in Section 501(4) or another Event of Default under Section 501(8) which is common to all Outstanding series of Guaranteed Securities occurs and is continuing or (b) an Event of Default specified in Section 501(6) or 501(7) occurs and is continuing, then in every such case, the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Guaranteed Securities then Outstanding hereunder (treated as one class), by a notice in writing to the Issuer and the Guarantors (and to the Trustee if given by Holders) may declare the principal amount (or, if any Guaranteed Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Guaranteed Securities then Outstanding to be due and payable immediately, and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Guaranteed Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, subject to Section 508, the Holders of a majority in principal amount of the Outstanding Guaranteed Securities of that series, by written notice to the Issuer, the Guarantors and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Issuer or either Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Guaranteed Securities of that series,

                  (B) the principal of or premium on any Guaranteed Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Guaranteed Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Guaranteed Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, and actual expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Guaranteed Securities of that series, other than the non-payment of the principal of Guaranteed Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Trustee of any declaration of acceleration, or rescission and annulment thereof, with respect to Guaranteed Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Guaranteed Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, which record date shall be at the close of business on the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the applicable Expiration Date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such applicable Expiration Date, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer and each of the Guarantors, jointly and severally, covenant and agree that if

                  (i) default is made in the payment of any interest on any Guaranteed Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (ii) default is made in the payment of the principal of or any premium on any Guaranteed Security at the Maturity thereof,

then the Issuer or a Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Guaranteed Securities, the whole amount then due and payable on such Guaranteed Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Guaranteed Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, actual expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuer or either Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or either Guarantor or any other obligor upon such Guaranteed Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or either Guarantor or any other obligor upon such Guaranteed Securities, wherever situated.

         If an Event of Default with respect to Guaranteed Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Guaranteed Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, either Guarantor or any other obligor upon the Guaranteed Securities or the property of the Issuer, a Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Guaranteed Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or a Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal of or any premium or interest owing and unpaid in respect of the Guaranteed Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, and actual expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Guaranteed Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505. Trustee May Enforce Claims Without Possession of Guaranteed Securities. All rights of action and claims under this Indenture or the Guaranteed Securities may be prosecuted and enforced by the Trustee without the possession of any of the Guaranteed Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Guaranteed Securities in respect of which such judgment has been recovered.

         Section 506. Application of Money Collected. Any money or property collected or to be applied by the Trustee with respect to a series of Guaranteed Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Guaranteed Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Guaranteed Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Guaranteed Securities for principal and any premium and interest, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Issuer, the Guarantors or any other Person or Persons entitled thereto.

         Section 507. Limitation on Suits. No Holder of any Guaranteed Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestrator (or other similar official) or for any other remedy hereunder, unless, subject to Section 508,

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Guaranteed Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Guaranteed Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee security or indemnity satisfactory to the Trustee in its reasonable judgment against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Guaranteed Securities of that series, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Guaranteed Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Guaranteed Security on the Stated Maturity or Maturities expressed in such Guaranteed Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Guaranteed Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Guaranteed Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512. Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Guaranteed Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Guaranteed Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed is contrary to applicable law or this Indenture or may be unduly prejudicial to the Holders of Outstanding Guaranteed Securities not joining in such direction.

         Upon receipt by the Trustee of any such direction with respect to Guaranteed Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Guaranteed Securities of such series entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the applicable Expiration Date, such direction shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such applicable Expiration Date, a new direction identical to a direction which has been cancelled pursuant to the provisions to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.


         Section 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Guaranteed Securities of any series may on behalf of the Holders of all the Guaranteed Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Guaranteed Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Guaranteed Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         The Issuer or a Guarantor, as the case may be, may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

         Section 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Guaranteed Security by this acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuer or a Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Guaranteed Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium or interest on any Guaranteed Security on or after the Stated Maturity or Maturities expressed in such Guaranteed Security (or, in the case of redemption, on or after the Redemption Date).

         Section 515. Waiver Stay or Extension Laws. Each of the Issuer and the Guarantors covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                   THE TRUSTEE

         Section 601. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Guaranteed Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Guaranteed Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (e) The duties and responsibilities of the Trustee otherwise shall be as provided by the Trust Indenture Act.

         Section 602. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Guaranteed Securities of any series, the Trustee shall transmit by mail to all Holders of Guaranteed Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or any premium or interest on any Guaranteed Security of such series or in the payment of any sinking fund installment with respect to Guaranteed Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Guaranteed Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) or (5) with respect to Guaranteed Securities of such series, no such notice to Holders shall be given until at least 45 days and 15 days, respectively, after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Guaranteed Securities of such series.

         Section 603. Certain Rights of Trustee. Subject to the provisions of
Section 601:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer or a Guarantor mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order or a Guarantor Request or a Guarantor Order, as applicable, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee in its reasonable judgment against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Guarantors, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

         (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Guaranteed Securities and this Indenture.

         Section 604. Not Responsible for Recitals or Issuance of Guaranteed Securities. The recitals contained herein and in the Guaranteed Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer and each Guarantor, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Guaranteed Securities of any series or of the Guarantees. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Issuer of Guaranteed Securities or the proceeds thereof.

         Section 605. May Hold Guaranteed Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer or a Guarantor, in its individual or any other capacity, may become the owner or pledgee of Guaranteed Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer or a Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         Section 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer or a Guarantor.

         Section 607. Compensation and Reimbursement. The Issuer, and each of the Guarantors, jointly and severally, agree

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Issuer or a Guarantor, as the case may be, and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify each of the Trustee, or any predecessor Trustee, for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Issuer, a Guarantor, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Trustee shall have a lien prior to the Guaranteed Securities and the Guarantees as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Guaranteed Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.

         Section 608. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 610. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Guaranteed Securities of one or more series by giving written notice thereof to the Issuer and the Guarantors. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Trustee, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Guaranteed Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Guaranteed Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Guaranteed Securities of such series, delivered to the Trustee, the Issuer and the Guarantors. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Guaranteed Securities of such series.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer, a Guarantor or by any Holder who has been a bona fide Holder of a Guaranteed Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer, a Guarantor or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer or a Guarantor, as the case may be, by a Board Resolution may remove the Trustee with respect to all Guaranteed Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Guaranteed Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Guaranteed Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Guaranteed Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee



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

or Trustees with respect to the Guaranteed Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Guaranteed Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Guaranteed Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Guaranteed Securities of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Guaranteed Securities of such series delivered to the Issuer and the Guarantors and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee with respect to the Guaranteed Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Guaranteed Securities of any Series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Guaranteed Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Guaranteed Securities of such series.

         (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Guaranteed Securities of any series and each appointment of a successor Trustee with respect to the Guaranteed Securities of any series to all Holders of Guaranteed Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Guaranteed Securities of such series and the address of its Corporate Trust Office.

         Section 611. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Guaranteed Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Guaranteed Securities of one or more (but not all) series, the Issuer, each of the Guarantors, the retiring Trustee and each successor Trustee with respect to the Guaranteed Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Guaranteed Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Guaranteed Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts



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

and duties of the retiring Trustee with respect to the Guaranteed Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Guaranteed Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Guaranteed Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Issuer and each of the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Guaranteed Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Guaranteed Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Guaranteed Securities.

         Section 613. Preferential Collection of Claims Against the Issuer or the Guarantors. If and when the Trustee shall be or become a creditor of the Issuer or either Guarantor (or any other obligor upon the Guaranteed Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or a Guarantor (or any such other obligor).

         Section 614. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Guaranteed Securities which shall be authorized to act on behalf of the Trustee to authenticate Guaranteed Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Guaranteed Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Guaranteed Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Issuer and the Guarantors. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer and the Guarantors. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Guaranteed Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Issuer, and each of the Guarantors jointly and severally, agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Guaranteed Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Guaranteed Securities of the series designated therein referred to in the within-mentioned Indenture.


                               FIRST UNION NATIONAL BANK,
                               As Trustee


                               By                                        ,
                                 ----------------------------------------
                                        As Authenticating Agent

                               By                                        ,
                                 ----------------------------------------
                                        Authorized Signatory

                                 ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

         Section 701. Issuer to Furnish Trustee Names and Addresses of Holders. The Issuer will furnish or cause to be furnished to the Trustee

         (a) semi-annually, not later than the last day of _________and ________ in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding __________ or ___________, as the case may be, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

         Section 702. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Guaranteed Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         Every Holder of Guaranteed Securities, by receiving and holding the same, agrees with the Issuer, each of the Guarantors and the Trustee that none of the Issuer, the Guarantors or the Trustee or any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made that is required by the Trust Indenture Act.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Guaranteed Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Guaranteed Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Guaranteed Securities, by receiving and holding the same, agrees with the Issuer, each of the Guarantors and the Trustee that none of the Issuer, the Guarantors, the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee



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shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

         Section 703. Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the same time and in the same manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each September 15 following the date of the first issuance, deliver to Holders a brief report, dated as of such September 15, which complies with the provisions of such
Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Guaranteed Securities are listed, with the Commission, the Issuer and each of the Guarantors. The Issuer and each of the Guarantors will promptly notify the Trustee when any Guaranteed Securities are listed on any stock exchange and of any delisting thereof.

         Section 704. Reports by Issuer and Guarantors. Each of the Issuer and Guarantors shall:

                  (1) file with the Trustee, within 15 days after the Issuer or such Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or such Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if none of the Issuer or the Guarantors are required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer and each of the Guarantors with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer or either Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any



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information contained therein or determinable from information contained therein, including the Issuer's or either Guarantor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 801. Issuer and Guarantors May Consolidate, Etc., Only on Certain Terms. None of the Issuer or the Guarantors shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                  (1) in case the Issuer or a Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer or such Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer or a Guarantor substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia or under the laws of Canada or any Province or Territory thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Guaranteed Securities and the performance or observance of every covenant of this Indenture on the part of the Issuer or the relevant Guarantor to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or a Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Issuer or such Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer or a Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Issuer, such Guarantor or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Guaranteed Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Issuer or such Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.



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

         Section 802. Successor Substituted. Upon any consolidation of the Issuer or a Guarantor with, or merger of the Issuer or a Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer or a Guarantor substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Issuer or such Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or such Guarantor under this Indenture with the same effect as if such successor Person had been named as the Issuer or such Guarantor herein, and thereafter, except in the case of any such conveyance, transfer or lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Guaranteed Securities.

         Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Issuer or a Guarantor, any or all of the Guaranteed Securities issuable hereunder which theretofore shall not have been signed by the Issuer or such Guarantor and delivered to the Trustee; and, upon the order of such successor Person instead of the Issuer or such Guarantor, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Guaranteed Securities which previously shall have been signed and delivered by the officers of the Issuer or such Guarantor to the Trustee for authentication pursuant to such provisions and any Guaranteed Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Guaranteed Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guaranteed Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Guaranteed Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Guaranteed Securities thereafter to be issued as may be appropriate.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

         Section 901. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Issuer and each of the Guarantors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Issuer or a Guarantor, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Issuer or a Guarantor herein and in the Guaranteed Securities; or

                  (2) to add to the covenants of the Issuer or a Guarantor for the benefit of the Holders of all or any series of Guaranteed Securities (and if such covenants are to be for the benefit of less than all series of Guaranteed Securities, stating that such covenants are



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

         expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or a Guarantor; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Guaranteed Securities (and if such additional Events of Default are to be for the benefit of less than all series of Guaranteed Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series), provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Guaranteed Securities to which such additional Events of Default apply to waive such default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Guaranteed Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Guaranteed Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Guaranteed Securities, provided that if such action adversely affects the interests of any Holders of Guaranteed Securities of any series, any such addition, change or elimination (i) shall neither (A) apply to any Guaranteed Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Guaranteed Security with respect to such provision or (ii) shall become effective only when there is no such Guaranteed Security Outstanding; or

                  (6) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Issuer or a Guarantor; or

                  (7) to secure the Guaranteed Securities pursuant to the requirements of Section 1008 or otherwise; or

                  (8) to establish the form or terms of Guaranteed Securities of any series as permitted by Sections 201 and 301; or

                  (9) to provide for uncertificated securities in addition to certificated securities; or

                  (10) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Guaranteed Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide



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         for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (11) to cure any ambiguity, to correct any defect or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (11) shall not adversely affect the interests of the Holders of Guaranteed Securities of any series; or

                  (12) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the Defeasance and discharge of any series of Guaranteed Securities pursuant to Sections 401, 1502 and 1503; provided that any such action shall not adversely affect the interests of the holders of Guaranteed Securities of such series or any other series of Guaranteed Securities; or

                  (13) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Guaranteed Securities may be listed or traded; or

                  (14) to add to, change or eliminate any of the provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided that such action does not adversely affect the rights or interests of any Holder of Guaranteed Securities.

         Section 902. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Guaranteed Securities of each series affected by such supplemental indenture treated as one class, by Act of said Holders delivered to the Issuer and each of the Guarantors and the Trustee, the Issuer and the Guarantors, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Guaranteed Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Guaranteed Security affected thereby,

                  (1) except to the extent permitted by Section 307(b) or
         Section 308 or otherwise specified in the form or terms of the Guaranteed Securities of any series as permitted by Sections 201 and 301 with respect to extending the Stated Maturity of any Guaranteed Security of such series, change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Guaranteed Security of any series, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Guaranteed Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on



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         or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Guaranteed Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any amendment or waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Guaranteed Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1011, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901; or

                  (4) if the Guaranteed Securities of any series are convertible or exchangeable into any other securities or property of the Issuer, make any change that adversely affects the right to convert or exchange any Guaranteed Security of such series (except as permitted by Section
         901) or decrease the conversion or exchange rate or increase the conversion price of any such Guaranteed Security of such series,

                  (5) if the Guaranteed Securities of any series are secured, change the terms and conditions pursuant to which the Guaranteed Securities of such series are secured in a manner adverse to the Holders of the secured Guaranteed Securities of such series, or

                  (6) change in any manner adverse to the interests of the Holders of any outstanding Guaranteed Securities the terms and conditions of the obligations of either Guarantor in respect of the due and punctual payment of the principal thereof and any premium and interest thereon or any additional amounts or any sinking fund payments provided in respect thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Guaranteed Securities, or which modifies the rights of the Holders of Guaranteed Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Guaranteed Securities of any other series.

         The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Guaranteed Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         Section 906. Reference in Guaranteed Securities to Supplemental Indentures. Guaranteed Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Guaranteed Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer, the Guarantees endorsed thereon may be executed by each Guarantor and such Guaranteed Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Guaranteed Securities of such series.

                                  ARTICLE TEN
                                    COVENANTS

         Section 1001. Payment of Principal, Premium and Interest. The Issuer covenants and agrees for the benefit of each series of Guaranteed Securities, and each of the Guarantors guarantees jointly and severally, that it will duly and punctually pay the principal of and any premium and interest on the Guaranteed Securities of that series in accordance with the terms of the Guaranteed Securities and this Indenture.

         Section 1002. Maintenance of Office or Agency. The Issuer and each Guarantor will maintain in each Place of Payment for any series of Guaranteed Securities an office or agency where Guaranteed Securities of that series may be presented or surrendered for payment, where



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Guaranteed Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer or either Guarantor in respect of the Guaranteed Securities of that series and this Indenture may be served. Each of the Issuer and the Guarantors initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purpose. Each of the Issuer and the Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer or a Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Issuer and the Guarantors hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Issuer and each Guarantor may also from time to time designate one or more other offices or agencies where the Guaranteed Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer or either Guarantor of its obligation to maintain an office or agency in each Place of Payment for Guaranteed Securities of any series for such purposes. The Issuer and each Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 1003. Money for Guaranteed Securities Payments to Be Held in Trust. If the Issuer or a Guarantor shall at any time act as its own Paying Agent with respect to any series of Guaranteed Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Guaranteed Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Issuer or either Guarantor shall have one or more Paying Agents for any series of Guaranteed Securities, it will, prior to each due date of the principal of or any premium or interest on any Guaranteed Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal or any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or any premium or interest, and (unless such Paying Agent is the Trustee) the Issuer or such Guarantor, as the case may be, will promptly notify the Trustee of its action or failure so to act.

         The Issuer and each Guarantor will cause each Paying Agent for any series of Guaranteed Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of or any premium or interest on Guaranteed Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Issuer or such Guarantor (or any other obligor upon the Guaranteed Securities of that series) in the making of any payment of principal or any premium or interest on the Guaranteed Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer or a Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or a Guarantor, in trust for the payment of the principal of or any premium or interest on any Guaranteed Security of any series and remaining unclaimed for two years after such principal or any premium or interest has become due and payable shall be paid to the Issuer or such Guarantor on Issuer Request or Guarantor Request, as the case may be, or (if then held by the Issuer or a Guarantor) shall be discharged from such trust; and the Holder of such Guaranteed Security shall thereafter, as an unsecured general creditor, look only to the Issuer or the Guarantors for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer or the Guarantors as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer or the Guarantors, as the case may be, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or such Guarantor.

         Section 1004. Statement by Officers as to Default. The Issuer and each of the Guarantors will deliver to the Trustee, within 120 days after the end of each fiscal year of United Dominion Industries Limited ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer or Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuer or such Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 1005. Existence. Subject to Article Eight, each of the Issuer and the Guarantors will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided however, that none of the Issuer and the Guarantors shall be required to preserve any such right if its Board of Directors shall


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

determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or such Guarantor, and that the loss thereof is not disadvantageous in any material respect to the Holders.

         Section 1006. Maintenance of Properties. Each of the Issuer and the Guarantors will cause all Principal Properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, ordinary wear and tear excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer or such Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer or either Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Issuer or such Guarantor, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         Section 1007. Payment of Taxes and Other Claims. Each of the Issuer and the Guarantors will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer or such Guarantor or any Subsidiary or upon the income, profits or property of the Issuer or such Guarantor or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or such Guarantor or any Subsidiary, in each case, if failure to pay or discharge the same could be reasonably expected to have a material adverse effect on the ability of the Issuer or either Guarantor to perform its obligations hereunder; provided, however, that such Issuer or any Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         Section 1008. Limitations on Liens. So long as any Guaranteed Securities are Outstanding, none of the Issuer or the Guarantors will issue, assume or guarantee, and will not permit any Restricted Subsidiary to issue, assume or guarantee, any Indebtedness which is secured by a mortgage, pledge, security interest, lien or encumbrance (any mortgage, pledge, security interest, lien or encumbrance being hereinafter in this Article referred as a "lien" or "liens") of or upon any Principal Property of the Issuer or a Guarantor or any such Restricted Subsidiary, or upon the shares of stock or Indebtedness of any Restricted Subsidiary, in each case whether now owned or hereafter acquired, without effectively providing that the Guaranteed Securities (together with, if the Issuer or such Guarantor shall so determine, any other Indebtedness of the Issuer or such Guarantor ranking equally with the Guaranteed Securities) shall be equally and ratably secured by a lien ranking ratably with and equal to (or at the Issuer's or such Guarantor's option prior to) such secured Indebtedness; provided, however, that the foregoing restriction shall not apply to:

         (a) liens existing on Indebtedness on the date of this Indenture;

         (b) liens on any assets qualified as current assets in accordance with Canadian generally accepted accounting principles that are the subject of a transaction involving the sale or other transfer by the Issuer or a Guarantor or a Subsidiary of receivables that (1) are produced in the ordinary course of business and are not contingent on any performance or product guaranty, and



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

provided that sale or transfer does not involve the creation of any recourse obligation in regard to those assets by the Issuer or a Guarantor or any Subsidiary (other than with respect to title to, and other character of, the assets sold or transferred, and (2) do not exceed $200,000,000 in face principal amount for those assets at any time outstanding.

         (c) liens on any assets of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

         (d) liens on any assets existing at the time of acquisition of such assets by the Issuer, a Guarantor or a Restricted Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer, a Guarantor or a Restricted Subsidiary or to secure any Indebtedness incurred, assumed or guaranteed by the Issuer, a Guarantor or a Restricted Subsidiary prior to, at the time of, or within 180 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later) which Indebtedness is incurred, assumed or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the lien shall not apply to any Principal Property of the Issuer, a Guarantor or a Restricted Subsidiary or shares of stock or Indebtedness of a Restricted Subsidiary theretofore owned by the Issuer, such Guarantor or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located;

         (e) liens on any assets to secure Indebtedness of a Restricted Subsidiary to the Issuer, a Guarantor or to any wholly owned Restricted Subsidiary;

         (f) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer, a Guarantor or a Restricted Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer, a Guarantor or a Restricted Subsidiary;

         (g) liens on any assets of the Issuer, a Guarantor or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financings);

         (h) Mechanics', materialmen's, carriers', warehouseman's or similar liens arising in the ordinary course of business (including in the construction of facilities) relating to obligations not due or which are being contested;



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

         (i) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and not in connection with the borrowing of money;

         (j) liens for taxes, assessments or governmental charges not due or being contested, landlords' liens, tenants' rights under leases and subleases, zoning restrictions, easements, rights of way and other restrictions of record on the use of Principal Property and defects in title arising or incurred in the ordinary course of business, and similar liens not materially impairing the use of value of the property involved;

         (k) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any lien referred to in the foregoing clauses (a) to (j), inclusive; provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the assets which secured the lien so extended, renewed or replaced (plus improvements and construction on real property);

         (l) any attachment or judgment lien being contested in good faith, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay; and

         (m) liens not permitted by clauses (a) through (l) above if at the time of, and after giving effect to, the creation or assumption of any such lien, the aggregate amount of all Indebtedness of the Issuer, the Guarantors or the Restricted Subsidiaries secured by all such liens not so permitted by clauses
(a) through (l) above together with the Attributable Debt in respect of Sale and Lease-Back Transactions permitted by paragraph (a) of Section 1010 do not exceed 15% of Consolidated Net Assets.

         Section 1009. Limitation on Indebtedness of Restricted Subsidiaries. The Issuer and the Guarantors will not permit any Restricted Subsidiary other than the Issuer and United Dominion Holdings, Inc. to incur any Indebtedness (other than Indebtedness to the Issuer or a Guarantor or to a wholly-owned Subsidiary of the Issuer or a Guarantor) if, immediately after the incurrence or assumption of the Indebtedness the aggregate outstanding principal amount of all Indebtedness of the Restricted Subsidiaries (other than the Issuer and United Dominion Holdings, Inc.) would exceed 25% of Consolidated Net Assets, provided that, in any event, a Restricted Subsidiary may incur Indebtedness to extend, renew or replace Indebtedness of that Restricted Subsidiary to the extent that the principal amount of the Indebtedness incurred does not, immediately prior to the extension, renewal or replacement, exceed the principal amount of the Indebtedness extended, renewed or replaced, plus any premium, accrued and unpaid interest or capitalized interest payable on that Indebtedness.

         Section 1010. Limitations on Sale and Lease-Back. Each of the Issuer and the Guarantors agrees that it will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any person providing for the leasing by the Issuer or such Guarantor or a



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

Restricted Subsidiary of any Principal Property, other than any such arrangement involving a lease for a term, including renewal rights, for not more than 3 years, whereby such property or asset has been or is to be sold or transferred by the Issuer or such Guarantor or any Restricted Subsidiary to such person (herein referred to as a "Sale and Lease-Back Transaction"), unless:

         (a) the Issuer, such Guarantor or such Restricted Subsidiary would, at the time of entering into a Sale and Lease-Back Transaction, be entitled to incur Indebtedness secured by a lien on the Principal Property to be leased in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction without equally and ratably securing the Guaranteed Securities pursuant to Section 1008; or

         (b) (i) the Issuer or such Guarantor promptly informs the Trustee of such Transaction, (ii) the proceeds of the sale of the Principal Property to be leased are at least equal to the fair value of such Principal Property (as determined by Board of Directors of the Issuer or such Guarantor) and (iii) an amount equal to the net proceeds from the sale of the Principal Property so leased is applied, within 180 days of the effective date of such Sale and Lease-Back Transaction to the purchase or acquisition (or, in the case of property, the construction) of property or assets or to the retirement of Guaranteed Securities or of Funded Indebtedness of the Issuer, a Guarantor or a consolidated Restricted Subsidiary ranking on a parity with or senior to the Guaranteed Securities.

         Section 1011. Waiver of Certain Covenants. The Issuer and the Guarantors may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005, 1008, 1009 or 1010 with respect to the Guaranteed Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Guaranteed Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and each of the Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         The Issuer or a Guarantor may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive compliance with any covenant or condition hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such compliance, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of at least a majority in principal amount of the Outstanding Guaranteed Securities of such series shall have waived such compliance prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

         Section 1012. Applicability of Covenants. Any series of Guaranteed Securities may provide, as contemplated by Section 301, that any one or more of the covenants set forth in Sections 1008, 1009, 1010 and 1011 and Article Fifteen shall not be applicable to the Guaranteed Securities of such series.



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

         Section 1013. Tax Information. If the Trustee is requested or required to send Form 1099 (or any successor Form) to holders of Original Issue Discount Securities, the Issuer shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Guaranteed Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

         Section 1014. Ownership of Issuer. So long as any of the Guaranteed Securities are outstanding, and subject to the rights of the Issuer and the Guarantors under Article Eight, the Guarantors will continue to own, directly or indirectly, all of the outstanding voting shares of Issuer.

                                 ARTICLE ELEVEN
                       REDEMPTION OF GUARANTEED SECURITIES

         Section 1101. Applicability of Article. Guaranteed Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Guaranteed Securities of any series) in accordance with this Article.

         Section 1102. Election to Redeem; Notice to Trustee. The election of the Issuer to redeem any Guaranteed Securities shall be evidenced by a Board Resolution of the Issuer or in another manner specified as contemplated by
Section 301 for such Guaranteed Securities. In case of any redemption at the election of the Issuer of the Guaranteed Securities of any series, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Guaranteed Securities of such series to be redeemed and, if applicable, of the tenor of the Guaranteed Securities to be redeemed. In the case of any redemption of Guaranteed Securities prior to the expiration of any restriction on such redemption provided in the terms of such Guaranteed Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

         Section 1103. Selection by Trustee of Guaranteed Securities to Be Redeemed. If less than all the Guaranteed Securities of any series are to be redeemed (unless all of the Guaranteed Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Guaranteed Security), the particular Guaranteed Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Guaranteed Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Guaranteed Securities of that series or any integral multiple thereof) of the principal amount of Guaranteed Securities of such series of a denomination larger than the minimum authorized denomination for Guaranteed Securities of that series. If less than all of the Guaranteed Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Guaranteed Security), the particular Guaranteed Securities to be redeemed shall be selected not



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

more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Guaranteed Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The Trustee shall promptly notify the Issuer and the Guarantors in writing of the Guaranteed Securities selected for redemption and, in the case of any Guaranteed Securities selected for partial redemption, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Guaranteed Security, whether such Guaranteed Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Guaranteed Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Guaranteed Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Guaranteed Securities shall relate, in the case of any Guaranteed Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Guaranteed Securities which has been or is to be redeemed.

         Section 1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Guaranteed Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Guaranteed Securities to be redeemed (including CUSIP Numbers) and shall state:


                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Guaranteed Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Guaranteed Securities, the principal amounts) of the particular Guaranteed Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Guaranteed Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Guaranteed Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.



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

         Notice of redemption of Guaranteed Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

         Section 1105. Deposit of Redemption Price. Prior to 12:00 noon New York City time on any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Guaranteed Securities which are to be redeemed on that date.

         Section 1106. Guaranteed Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Guaranteed Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Guaranteed Securities shall cease to bear interest. Upon surrender of any such Guaranteed Security for redemption in accordance with said notice, such Guaranteed Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Guaranteed Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Guaranteed Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Guaranteed Security.

         Section 1107. Guaranteed Securities Redeemed in Part. Any Guaranteed Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Guaranteed Security without service charge, a new Guaranteed Security or Guaranteed Securities of the same series and of like tenor, having endorsed thereon the Guarantees executed by each of the Guarantors, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Guaranteed Security so surrendered. If a Global Security is so surrendered, such new Guaranteed Security so issued shall be a new Global Security.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

         Section 1201. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Guaranteed Securities of a series except as otherwise specified as contemplated by Section 301 for Guaranteed Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Guaranteed Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Guaranteed Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Guaranteed Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Guaranteed Securities of any series as provided for by the terms of Guaranteed Securities of such series.

         Section 1202. Satisfaction of Sinking Fund Payments with Guaranteed Securities. The Issuer (1) may deliver Outstanding Guaranteed Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Guaranteed Securities of a series which have been redeemed either at the election of the Issuer pursuant to the terms of such Guaranteed Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Guaranteed Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Guaranteed Securities of such series required to be made pursuant to the terms of such Guaranteed Securities as and to the extent provided for by the terms of such series; provided that such Guaranteed Securities have not been previously so credited. Such Guaranteed Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Guaranteed Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 1203. Redemption of Guaranteed Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Guaranteed Securities, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Guaranteed Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Guaranteed Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Guaranteed Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Guaranteed Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN
                                   GUARANTEES

         Section 1301. Guarantee. Each Guarantor hereby guarantees, jointly and severally, fully, unconditionally and irrevocably, to each Holder of any Guaranteed Security issued hereunder, and to the Trustee on behalf of each such Holder, all of the obligations of the Issuer under this Indenture and the Guaranteed Securities, on an equal and ratable basis, including, without limitation, the due and punctual payment of the principal of and any premium and interest on each such Guaranteed Security (including any additional amounts payable in accordance with the terms of any such Guaranteed Security and this Indenture) and the due and punctual payment of



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

any sinking fund payments provided for pursuant to the terms of any such Guaranteed Security when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, in accordance with the terms of such Guaranteed Security and of this Indenture. In case of a default by the Issuer to make any such payment of principal of or any premium or interest (including any additional amounts as referred to above) or sinking fund payment, each Guarantor hereby so agrees to make punctually when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, any such payment of principal of and any premium or interest (including additional amounts as referred to above), and sinking fund payment, as if such payment were made by the Issuer.

         Each Guarantor shall be jointly and severally obligated to pay to the Holder of Guaranteed Securities such additional amounts as may be necessary in order that every net payment of the principal of and any premium and interest on Guaranteed Securities after deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the country in which such Guarantor is organized or any political subdivision or taxing authority thereof or therein having power to tax, will not be less than the amount provided for in the Guaranteed Securities to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply on account of any tax, assessment, duty or other governmental charge which is payable (a) otherwise than by deduction or withholding from payments of principal of or any premium or interest on the Guaranteed Securities; or (b) by reason of the Holder having, or having had, some personal or business connection with the country in which such Guarantor is organized and not merely by reason of the fact that payments are, for the purposes of taxation, deemed to be from sources in, or secured in, the country in which such Guarantor is organized; or
(c) by reason of a change in law or official practice of any relevant taxing authority that becomes effective on or after the date of the relevant Stated Maturity in respect to Guaranteed Securities; or (d) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth, personal property tax or any similar assessment or governmental charge; or (e) as a result of the failure of the Holder to satisfy any statutory requirements or make a declaration of non-residence or other similar claim for exemption to the relevant tax authority; or (f) owing to any combination of clauses (a) through (e) above.

         Each Guarantor hereby agrees that upon an Event of Default its obligation hereunder shall be as if it were the Issuer hereunder and a principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Guaranteed Security or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Guaranteed Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of this Indenture, the recovery of any judgment against the Issuer, as the Issuer, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Guaranteed Security or the Indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of any such Guaranteed Security and all demands whatsoever, and covenants that the Guarantee of such Guarantor will not be discharged except by complete performance of all of the obligations of the Guarantors contained in this Indenture and in any such Guaranteed Security and in each Guarantee. If the Trustee or the Holder of any such Guaranteed Security is required by any court or otherwise to return (and does so return) to the Issuer or to a Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Issuer or a Guarantor, any amount paid to the Trustee or such Holder in respect of any such Guaranteed Security, the Guarantee of such Guarantor, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantors, on the one hand, and the Holders and Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in
Section 502 hereof for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable Bankruptcy Law preventing such acceleration in respect to the obligations guaranteed hereby.

         The Guarantors shall be subrogated to all rights of the Holders of such Guaranteed Securities of a particular series against the Issuer in respect of any amounts paid to such Holders by the Guarantors pursuant to the provisions of the Guarantees under this Indenture; provided, however, that the Guarantors shall not be entitled to receive any payments arising out of the subrogation from the Issuer while (i) any Event of Default shall have occurred and be continuing with respect to any Guaranteed Securities issued by the Issuer under
Section 501(1), 501(2), 501(3), 501(5), 501(6), 501(7) or 501(4) (but only to the extent such Event of Default under Section 501(4) arises out of a default by the Issuer or a Guarantor under the covenants set forth in Sections 1001, 1003, 1007 or 1008), or (ii) any default (which with the passage of time would become an Event of Default) with respect to any Guaranteed Securities issued by the Issuer, under Section 501(1) or 501(2), shall have occurred and be continuing.

         Each Guarantor that makes a payment or distribution under the Guarantee will be entitled to contribution from the other Guarantor in a pro rata amount based on the net assets of each Guarantor determined in accordance with Canadian generally accepted accounting principles.

         Each Guarantee (including the payment of principal of and any premium and interest on the Guaranteed Securities) will rank equally in right of payment with all other existing and future unsecured and unsubordinated Indebtedness of such Guarantor and will rank senior in right of payment to all subordinated Indebtedness of such Guarantor.

         Section 1302. Execution and Delivery of Guarantees. To evidence its Guarantee provided in Section 1301, each Guarantor hereby agrees to execute the Guarantee, in a form established pursuant to Section 202, to be endorsed on each Guaranteed Security issued hereunder by the Issuer and authenticated and delivered by the Paying Agent. Each such Guarantee shall be executed on behalf of each Guarantor by any two of each of its authorized representatives. The signature of any authorized representative on each Guarantee may be manual or facsimile.

         Any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Guaranteed Securities upon which any such Guarantee is endorsed or did not hold such offices at the date of such Guaranteed Securities.

         The delivery of any such Guaranteed Security by the Paying Agent, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of each Guarantor. Each Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse on each such Guaranteed Security a notation of such Guarantee.

                                ARTICLE FOURTEEN
                     REPAYMENT AT THE OPTION OF THE HOLDERS

         Section 1401. Applicability of Article. Repayment of Guaranteed Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Guaranteed Securities and (except as otherwise specified as contemplated by Section 301 for Guaranteed Securities of any series) in accordance with this Article.

         Section 1402. Repayment of Guaranteed Securities. Guaranteed Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Guaranteed Securities, be repaid at a price equal to the principal amount thereof, together with any premium and interest thereon accrued to the Repayment Date specified in or pursuant to the terms of such Guaranteed Securities. The Issuer covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Guaranteed Securities of any series, a percentage of the principal) of, the premium, if any, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Guaranteed Securities or portions thereof, as the case may be, to be repaid on such date.

         Section 1403. Exercise of Option. Guaranteed Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Guaranteed Securities. To be repaid at the option of the Holder, any Guaranteed Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Guaranteed Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Issuer at the Place of Payment therefor specified in the terms of such Guaranteed Security (or at such other place or places of which the Issuer shall from time to time notify the Holders of such Guaranteed Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Guaranteed Security is to be repaid in accordance with the terms of such Guaranteed Security, the principal amount of such Guaranteed Security to be repaid, in increments of the minimum denomination for Guaranteed Securities of such series, the premium, if any, to be paid, and the denomination or denominations of the Guaranteed Security or Guaranteed Securities to be issued to the Holder for the portion of the principal amount of such Guaranteed Security surrendered that is not to be repaid, must be specified. The principal amount of any Guaranteed Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Guaranteed Security would be less than the minimum authorized denomination of Guaranteed

Securities of the series of which such Guaranteed Security to be repaid is a part. Except as otherwise may be provided by the terms of any Guaranteed Security providing for repayment at the option of the Holder thereof and as provided in Sections 307(b) and 308, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Issuer.

         Section 1404. When Guaranteed Securities Presented for Repayment Become Due and Payable. If Guaranteed Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Guaranteed Securities, such Guaranteed Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Issuer on the Repayment Date therein specified, and on and after such Repayment Date (unless the Issuer shall default in the payment of such Guaranteed Securities on such Repayment Date) such Guaranteed Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Guaranteed Security for repayment in accordance with such provisions, the principal amount of such Guaranteed Security so to be repaid shall be paid by the Issuer, together with accrued interest and premium, if any, to the Repayment Date; provided, however, that installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Issuer shall default in the payment thereof) to the Holders of such Guaranteed Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If the principal amount of any Guaranteed Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Guaranteed Security.

         Section 1405. Guaranteed Securities Repaid in Part. Upon surrender of any Guaranteed Security which is to be repaid in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Guaranteed Security, without service charge and at the expense of the Issuer, a new Guaranteed Security or Guaranteed Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Guaranteed Security so surrendered which is not to be repaid.

                                ARTICLE FIFTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 1501. Issuer's Option to Effect Defeasance or Covenant Defeasance. The Issuer may elect, at its option at any time, to have Section 1502 or Section 1503 applied to any Guaranteed Securities or any series of Guaranteed Securities, as the case may be, (unless designated pursuant to Section 301 as not being defeasible pursuant to such Section 1502 or 1503), in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution of the Issuer or in another manner specified as contemplated by Section 301 for such Guaranteed Securities.

         Section 1502. Defeasance and Discharge. Upon the Issuer's exercise of its option (if any) to have this Section applied to any Guaranteed Securities or any series of Guaranteed Securities, as the case may be, the Issuer and the Guarantors shall be deemed to have been discharged from their obligations with respect to such Guaranteed Securities as provided in this Section on and after the date the conditions set forth in Section 1504 are satisfied (referred to herein as "Defeasance"). For this purpose, such Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Guaranteed Securities and to have satisfied all its other obligations under such Guaranteed Securities and this Indenture insofar as such Guaranteed Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Guaranteed Securities to receive, solely from the trust fund described in Section 1504 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Guaranteed Securities when payments are due, (2) each of the Issuer's and the Guarantors' obligations with respect to such Guaranteed Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Issuer may exercise its option (if any) to have this Section applied to any Guaranteed Securities notwithstanding the prior exercise of the Issuer's option (if any) to have Section 1503 applied to such Guaranteed Securities.

         Section 1503. Covenant Defeasance. Upon the Issuer's exercise of the above option applicable to this Section, the Issuer, as the case may be, shall be released from its obligations under Sections 801, 1008, 1009 and 1010 (and any covenant applicable to such Guaranteed Securities that are determined pursuant to Section 301(16) to be subject to this provision) and the occurrence of an event specified in Section 501(4) (with respect to any of Sections 801, 1008, 1009 or 1010) (and any other Event of Default applicable to such Guaranteed Securities that are determined pursuant to Section 301(16) to be subject to this provision) shall not be deemed to be an Event of Default with respect to the Outstanding Guaranteed Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and such Guaranteed Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 801, 1008, 1009 and 1010 (and such covenant), but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Guaranteed Securities of such series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such covenant whether directly or indirectly by reason of any reference elsewhere herein to any such Section or such covenant or by reason of any reference in any such Section or such covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Guaranteed Securities shall be unaffected thereby.

         Section 1504. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 1502 or Section 1503 to any Guaranteed Securities or any series of Guaranteed Securities, as the case may be:

                  (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Guaranteed Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Guaranteed Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Guaranteed Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the event of an election to have Section 1502 apply to any Guaranteed Securities or any series of Guaranteed Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or
         (B) since the date of this instrument, there has been a change in the applicable federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Guaranteed Securities will not recognize gain or loss for federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Guaranteed Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have Section 1503 apply to any Guaranteed Securities or any series of Guaranteed Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such

         Guaranteed Securities will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Guaranteed Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Issuer shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Guaranteed Securities nor any other Guaranteed Securities of the same series, if then listed on any Guaranteed Securities exchange, will be delisted as a result of such deposit.

                  (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Guaranteed Securities or any other Guaranteed Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Guaranteed Securities are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Issuer or a Guarantor is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) The Issuer shall have delivered to the Trustee an agreement whereby the Issuer irrevocably agrees to forfeit its right, if any, (A) to reset the interest rate of such Guaranteed Securities pursuant to Section 307(b) and (B) to extend the Stated Maturity of such Guaranteed Securities pursuant to Section 308.

                  (10) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         Section 1505. Acknowledgment of Discharge By Trustee. Subject to
Section 1507 below and after the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in Section 1504, as the case may be, relating to the Defeasance or satisfaction and discharge of this Indenture have been complied with, the Trustee upon request of the Issuer shall acknowledge in writing the Defeasance or the satisfaction and discharge, as the case may be, of this Indenture and the discharge of the Issuer's obligations under this Indenture.

         Section 1506. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1506, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1504 in respect of any Guaranteed Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Guaranteed Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Guaranteed Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1504 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Guaranteed Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 1504 with respect to any Guaranteed Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Guaranteed Securities.

         Section 1507. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Guaranteed Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Guaranteed Securities from which the Issuer has been discharged or released pursuant to
Section 1502 or 1503 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Guaranteed Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1505 with respect to such Guaranteed Securities in accordance with this Article; provided, however, that if the Issuer makes any payment of principal of or any premium or interest on any such Guaranteed Security following such reinstatement of its obligations, the Issuer shall be subrogated to the rights (if any) of the Holders of such Guaranteed Securities to receive such payment from the money so held in trust.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                          UNITED DOMINION INDUSTRIES, INC.
                                          as Issuer


                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                          UNITED DOMINION INDUSTRIES LIMITED
                                          as Guarantor


                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                          UNITED DOMINION HOLDINGS, INC.
                                          as Guarantor


                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                          FIRST UNION NATIONAL BANK


                                          By
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

         On the _______ day of ________________, 2000, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of United Dominion Industries, Inc., one of the corporations described in and which executed the foregoing Indenture; that he knows the seal of said corporation; that the seal affixed to said Indenture is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                              --------------------------------------------------

                              Notary Public My Commission Expires:
                                                                  --------------

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

         On the _______ day of ________________, 2000, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of United Dominion Industries, Inc., one of the corporations described in and which executed the foregoing Indenture; that he knows the seal of said corporation; that the seal affixed to said Indenture is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                              --------------------------------------------------

                              Notary Public My Commission Expires:
                                                                  --------------

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

         On the _______ day of ________________, 2000, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of United Dominion Industries Limited, one of the corporations described in and which executed the foregoing Indenture; that he knows the seal of said corporation; that the seal affixed to said Indenture is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                              --------------------------------------------------

                              Notary Public My Commission Expires:
                                                                  --------------

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

         On the _______ day of ________________, 2000, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of United Dominion Industries Limited, one of the corporations described in and which executed the foregoing Indenture; that he knows the seal of said corporation; that the seal affixed to said Indenture is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                              --------------------------------------------------

                              Notary Public My Commission Expires:
                                                                  --------------

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

         On the _______ day of ________________, 2000, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of United Dominion Holdings, Inc., one of the corporations described in and which executed the foregoing Indenture; that he knows the seal of said corporation; that the seal affixed to said Indenture is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                              --------------------------------------------------

                              Notary Public My Commission Expires:
                                                                  --------------

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

         On the _______ day of ________________, 2000, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of United Dominion Holdings, Inc., one of the corporations described in and which executed the foregoing Indenture; that he knows the seal of said corporation; that the seal affixed to said Indenture is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                              --------------------------------------------------

                              Notary Public My Commission Expires:
                                                                  --------------


                              --------------------------------------------------

                              Notary Public My Commission Expires:
                                                                  --------------